EXHIBIT 10.01

[*]	Certain confidential information
contained in this document, marked by
brackets, has been omitted and filed
separately with the Securities and
Exchange Commission pursuant to Rule
24b-2 of the Securities Exchange Act of
1934, as amended.

SECOND AMENDMENT TO EXCLUSIVE LICENSE AND COLLABORATION AGREEMENT

THIS SECOND AMENDMENT (“Second Amendment”) is entered into as of March 21, 2017 (the “Second Amendment Effective Date”) by and between Audentes Therapeutics Inc., having its principal offices at 600 California Street, 17th Floor, San Francisco, CA 94108 (“Audentes”), and The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation, with offices located at Penn Center for Innovation, 3160 Chestnut Street, Suite 200, Philadelphia, PA 19104-6228 (“Penn”). Audentes and Penn are referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, the Parties entered into an Exclusive License and Collaboration Agreement having an effective date of May 3, 2016 (“Original Agreement”), which was subsequently amended by the First Amendment dated December 21, 2016 (the “First Amendment”). Collectively, the Original Agreement and First Amendment shall be referred to as the “Agreement.”;

WHEREAS, the Parties now intent to extend the Work Plan to include additional studies to be conducted at Penn and associated additional budget for such studies; and

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreement and herein, and intending to be legally bound hereby, the Parties amend the Agreement and otherwise agree as follows:

1.	The Work Plan contained in Exhibit C of the Original Agreement as amended by the First Amendment is hereby further amended to also include Schedule A to this Second Amendment, listing the research projects added to the Work Plan.

2.	The budget and payment schedule contained in Exhibit C of the Original Agreement as amended by the First Amendment is hereby further amended to include Schedule B of this Second Amendment, listing the additional budget and payment schedule to support the research projects described in Schedule A hereto.

3.	This Second Amendment and the Agreement contain the entire understanding between the Parties and supersedes any and all prior agreements, understandings and arrangements whether written or oral between the Parties with respect to the matters contained in the Agreement and this Second Amendment. No amendments, changes, modifications or alterations of the terms and conditions of this Second Amendment shall be binding upon any Party, unless in writing and signed by an authorized representative of each Party.

4.	All terms and conditions of the Agreement not changed by this Second Amendment shall remain in full force and effect.

5.	Signatures on this Second Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail, which signatures shall be deemed originals. If executed in counterparts, the Second Amendment shall be effective as if simultaneously executed.

(Signature page follows.)

University of Pennsylvania

IN WITNESS WHEREOF the Parties hereto have caused this Second Amendment to be executed and delivered by their duly authorized representatives as set forth below.

AGREED ON BEHALF OF:		AGREED ON BEHALF OF:

AUDENTES THERAPEUTICS INC.		THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By:	/s/ Matthew Patterson	By:	/s/ John S. Swartley
	(Signature)		(Signature)

Name:	Matthew Patterson	Name:	John S. Swartley

Title:	President and CEO	Title:	Managing Director, Penn Center for Innovation

ACKNOWLEDGED AS READ AND UNDERSTOOD BY INSTITUTION PRINCIPAL INVESTIGATOR

/s/ Dr. James Wilson
(Signature)

Name:	Dr. James Wilson

University of Pennsylvania

Schedule A

New Task 7 – Studies Requested by Audentes

Updated New Study 1 (to replace “New Study 1” as described in Amendment 1) –Bridging Study

[*]	[remainder of page and 2 additional pages redacted]

*Confidential Treatment Requested.

University of Pennsylvania

Schedule B

Total Additional Budget for 2017:	$331,487

Payment Schedule:

Payment Due Date	Amount of Payment
Within 7 days of signing of the Agreement	$331,487